Note 10 - Change of Accounting Method	12 Months Ended
Dec. 31, 2018
Note 10 - Change Of Accounting Method
Change of Accounting Method

Adoption of ASU 2017-11

In connection with the securities purchase agreements and debt transactions during the year ended December 31, 2017, the Company issued warrants to purchase common stock with a five-year term. Upon issuance of the warrants, the Company evaluated the note agreement to determine if the agreement contained any embedded components that would qualify the agreement as a derivative. The Company identified certain put features embedded in the warrants that potentially could result in a net cash settlement in the event of a fundamental transaction, requiring the Company to classify the warrants as a derivative liability. The Company changed its method of accounting for the debt and warrants through the early adoption of ASU 2017-11 on January 1, 2018 on a retrospective basis. Accordingly, the Company recorded the warrant derivative and conversion option derivative liabilities to additional paid in capital upon issuance.

The following table provides a summary of the derivative liability activity as a result of the adoption of ASU 2017-11 (in thousands, except per share data):

	Consolidated Balance Sheet
	December 31, 2017
	Previously Reported	Revisions	Revised Report
Additional Paid-in Capital	$519,702,000	$1,603,000	$521,305,000
Accumulated Deficit	$(267,896,000)	$(1,603,000)	$(269,499,000)

	Consolidated Statement of Operations
	For the Year Ended December 31, 2017
	Previously Reported	Revisions	Revised Report
Change in Warrant Liability	$925,000	$(925,000)	$-
Earnings per Share	$(8.54)	$(0.06)	$(8.60)

During 2018, the down round provisions of certain of the notes was triggered. The Company calculated the value of the down round feature on that date and determined there to be no additional cost to be reported.